Exhibit 99.1

SouthState Corporation Reports Third Quarter 2023 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – October 26, 2023 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month and nine-month periods ended September 30, 2023.

“Despite the challenges of the economic backdrop and yield curve, SouthState delivered another quarter of steady, mid-single digit growth in loans and customer deposits", said John C. Corbett, SouthState’s Chief Executive Officer. "Our granular and relationship-based deposit funding continues to act as a ballast for our franchise. While we remain mindful of the lag effects of the rapid rise in interest rates on the broader economy, we are confident in our underwriting discipline and the benefits of being located in many of the fastest growing markets in the country."

Highlights of the third quarter of 2023 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.62; Adjusted Diluted EPS (Non-GAAP) of $1.62
●	Net Income of $124.1 million; Adjusted Net Income (Non-GAAP) of $124.3 million
●	Return on Average Common Equity of 9.2%; Return on Average Tangible Common Equity (Non-GAAP) and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 15.5%*
●	Return on Average Assets (“ROAA”) and Adjusted ROAA (Non-GAAP) of 1.10%*
●	Pre-Provision Net Revenue (“PPNR”) per weighted average diluted share (Non-GAAP) of $2.48
●	Book Value per Share of $68.81; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $42.26

Performance

●	Net Interest Income of $355 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $351 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.49% and tax equivalent (Non-GAAP) of 3.50%
●	Net charge-offs of $13.2 million, or 0.16% annualized; $32.7 million Provision for Credit Losses (“PCL”), including release for unfunded commitments; 3 basis points build in total allowance for credit losses (“ACL”) plus reserve for unfunded commitments to 1.59%; Year-to-date net charge-offs of $17.5 million, or 0.08% annualized
●	Noninterest Income of $73 million, down $4 million compared to the prior quarter, primarily due to a decrease in correspondent banking and capital markets income; Noninterest Income represented 0.64% of average assets for the third quarter of 2023
●	Efficiency Ratio and Adjusted Efficiency Ratio (Non-GAAP) of 54%

Balance Sheet

●	Loans increased $480 million, or 6% annualized, led by consumer real estate and investor commercial real estate; ending loan to deposit ratio of 87%
●	Deposits increased $193 million, or 2% annualized, despite a $128 million decline in brokered CDs; excluding brokered CDs, deposits increased $321 million, or 4% annualized, from prior quarter
●	Total deposit cost of 1.44%, up 0.33% from prior quarter, resulting in a 27% cycle-to-date beta
●	Other borrowings decreased $400 million as a result of FHLB advance payoffs during the quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 7.5%, 13.8%, 9.3%, and 11.5%, respectively†

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.52 per share, payable on November 17, 2023 to shareholders of record as of November 10, 2023

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
INCOME STATEMENT	2023	2023	2023	2022	2022	2023	2022
Interest income
Loans, including fees (1)	$443,805	$419,355	$393,366	$359,552	$312,856	$1,256,525	$818,473
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell (8)	56,704	58,698	57,043	64,337	63,476	172,446	154,664
Total interest income	500,509	478,053	450,409	423,889	376,332	1,428,971	973,137
Interest expense
Deposits (8)	133,944	100,787	55,942	19,945	7,534	290,673	17,040
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	11,194	15,523	13,204	7,940	6,464	39,921	16,430
Total interest expense	145,138	116,310	69,146	27,885	13,998	330,594	33,470
Net interest income (8)	355,371	361,743	381,263	396,004	362,334	1,098,377	939,667
Provision for credit losses	32,709	38,389	33,091	47,142	23,876	104,189	34,713
Net interest income after provision for credit losses	322,662	323,354	348,172	348,862	338,458	994,188	904,954
Noninterest income (8)	72,848	77,214	71,355	63,392	73,053	221,417	245,855
Noninterest expense
Operating expense	238,042	240,818	231,093	227,957	226,754	709,953	670,857
Merger, branch consolidation and severance related expense	164	1,808	9,412	1,542	13,679	11,384	29,345
Total noninterest expense	238,206	242,626	240,505	229,499	240,433	721,337	700,202
Income before provision for income taxes	157,304	157,942	179,022	182,755	171,078	494,268	450,607
Income taxes provision	33,160	34,495	39,096	39,253	38,035	106,751	98,060
Net income	$124,144	$123,447	$139,926	$143,502	$133,043	$387,517	$352,547

Adjusted net income (non-GAAP) (2)
Net income (GAAP)	$124,144	$123,447	$139,926	$143,502	$133,043	$387,517	$352,547
Securities gains, net of tax	—	—	(35)	—	(24)	(35)	(24)
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	130	1,414	7,356	1,211	10,638	8,900	22,953
Adjusted net income (non-GAAP)	$124,274	$124,861	$147,247	$144,713	$143,657	$396,382	$388,968

Basic earnings per common share	$1.63	$1.62	$1.84	$1.90	$1.76	$5.10	$4.75
Diluted earnings per common share	$1.62	$1.62	$1.83	$1.88	$1.75	$5.07	$4.71
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.63	$1.64	$1.94	$1.91	$1.90	$5.21	$5.24
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.62	$1.63	$1.93	$1.90	$1.89	$5.19	$5.20
Dividends per common share	$0.52	$0.50	$0.50	$0.50	$0.50	$1.52	$1.48
Basic weighted-average common shares outstanding	76,139,170	76,057,977	75,902,440	75,639,640	75,605,960	76,034,062	74,184,816
Diluted weighted-average common shares outstanding	76,571,430	76,417,537	76,388,954	76,326,777	76,182,131	76,445,649	74,791,139
Effective tax rate	21.08%	21.84%	21.84%	21.48%	22.23%	21.60%	21.76%

Performance and Capital Ratios

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2023	2023	2023	2022	2022	2023	2022
PERFORMANCE RATIOS
Return on average assets (annualized) (8)	1.10%	1.11%	1.29%	1.28%	1.17%	1.16%	1.06%
Adjusted return on average assets (annualized) (non-GAAP) (2) (8)	1.10%	1.12%	1.35%	1.29%	1.27%	1.19%	1.17%
Return on average common equity (annualized)	9.24%	9.34%	10.96%	11.41%	10.31%	9.83%	9.32%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.25%	9.45%	11.53%	11.50%	11.13%	10.06%	10.28%
Return on average tangible common equity (annualized) (non-GAAP) (3)	15.52%	15.81%	18.81%	20.17%	17.99%	16.67%	16.19%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	15.54%	15.98%	19.75%	20.33%	19.36%	17.03%	17.77%
Efficiency ratio (tax equivalent)	54.00%	53.59%	51.41%	47.96%	53.14%	52.98%	56.63%
Adjusted efficiency ratio (non-GAAP) (4)	53.96%	53.18%	49.34%	47.63%	50.02%	52.11%	54.17%
Dividend payout ratio (5)	31.84%	30.75%	27.09%	26.40%	28.44%	29.78%	30.82%
Book value per common share	$68.81	$69.61	$69.19	$67.04	$65.03
Tangible book value per common share (non-GAAP) (3)	$42.26	$42.96	$42.40	$40.09	$37.97

CAPITAL RATIOS
Equity-to-assets (8)	11.6%	11.8%	11.7%	11.6%	11.1%
Tangible equity-to-tangible assets (non-GAAP) (3) (8)	7.5%	7.6%	7.5%	7.2%	6.8%
Tier 1 leverage (6) (8)	9.3%	9.2%	9.1%	8.7%	8.4%
Tier 1 common equity (6) (8)	11.5%	11.3%	11.1%	11.0%	11.0%
Tier 1 risk-based capital (6) (8)	11.5%	11.3%	11.1%	11.0%	11.0%
Total risk-based capital (6) (8)	13.8%	13.5%	13.3%	13.0%	13.0%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
BALANCE SHEET	2023	2023	2023	2022	2022
Assets
Cash and due from banks	$514,917	$552,900	$558,158	$548,387	$394,794
Federal funds sold and interest-earning deposits with banks (8)	814,220	960,849	1,438,504	764,176	2,529,415
Cash and cash equivalents	1,329,137	1,513,749	1,996,662	1,312,563	2,924,209

Trading securities, at fair value	114,154	56,580	16,039	31,263	51,940
Investment securities:
Securities held to maturity	2,533,713	2,585,155	2,636,673	2,683,241	2,738,178
Securities available for sale, at fair value	4,623,618	4,949,334	5,159,999	5,326,822	5,369,610
Other investments	187,152	196,728	217,991	179,717	179,755
Total investment securities	7,344,483	7,731,217	8,014,663	8,189,780	8,287,543
Loans held for sale	27,443	42,951	27,289	28,968	34,477
Loans:
Purchased credit deteriorated	1,171,543	1,269,983	1,325,400	1,429,731	1,544,562
Purchased non-credit deteriorated	5,064,254	5,275,913	5,620,290	5,943,092	6,365,175
Non-acquired	25,780,875	24,990,889	23,750,452	22,805,039	20,926,566
Less allowance for credit losses	(447,956)	(427,392)	(370,645)	(356,444)	(324,398)
Loans, net	31,568,716	31,109,393	30,325,497	29,821,418	28,511,905
Other real estate owned ("OREO")	434	1,080	3,473	1,023	2,160
Premises and equipment, net	516,583	518,353	517,146	520,635	531,160
Bank owned life insurance	984,881	979,494	967,750	964,708	960,052
Mortgage servicing rights	89,476	87,539	85,406	86,610	90,459
Core deposit and other intangibles	95,094	102,256	109,603	116,450	125,390
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,922,525
Other assets (8)	995,621	874,614	937,193	922,172	980,557
Total assets	$44,989,128	$44,940,332	$44,923,827	$43,918,696	$44,422,377

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$11,158,431	$11,489,483	$12,422,583	$13,168,656	$13,660,244
Interest-bearing (8)	25,776,767	25,252,395	23,979,009	23,181,967	23,249,545
Total deposits	36,935,198	36,741,878	36,401,592	36,350,623	36,909,789
Federal funds purchased and securities
sold under agreements to repurchase	513,304	581,446	544,108	556,417	557,802
Other borrowings	391,997	792,090	1,292,182	392,275	392,368
Reserve for unfunded commitments	62,347	63,399	85,068	67,215	52,991
Other liabilities (8)	1,855,295	1,471,509	1,351,873	1,477,239	1,588,241
Total liabilities	39,758,141	39,650,322	39,674,823	38,843,769	39,501,191

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,043	189,990	189,649	189,261	189,191
Surplus	4,238,753	4,228,910	4,224,503	4,215,712	4,207,040
Retained earnings	1,618,080	1,533,508	1,448,636	1,347,042	1,241,413
Accumulated other comprehensive loss	(815,889)	(662,398)	(613,784)	(677,088)	(716,458)
Total shareholders' equity	5,230,987	5,290,010	5,249,004	5,074,927	4,921,186
Total liabilities and shareholders' equity	$44,989,128	$44,940,332	$44,923,827	$43,918,696	$44,422,377

Common shares issued and outstanding	76,017,366	75,995,979	75,859,665	75,704,563	75,676,445

Net Interest Income and Margin

	Three Months Ended
	Sep. 30, 2023			Jun. 30, 2023			Sep. 30, 2022
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks (8)	$822,805	$10,831	5.22%	$947,526	$11,858	5.02%	$3,403,421	$18,190	2.12%
Investment securities	7,714,079	45,873	2.36%	7,994,330	46,840	2.35%	8,705,657	45,286	2.06%
Loans held for sale	34,736	517	5.90%	36,114	568	6.31%	47,119	620	5.22%
Total loans, excluding PPP	31,799,469	443,275	5.53%	31,141,951	418,766	5.39%	28,267,741	312,172	4.38%
Total PPP loans	5,291	13	0.97%	7,915	21	1.06%	27,236	64	0.93%
Total loans held for investment	31,804,760	443,288	5.53%	31,149,866	418,787	5.39%	28,294,977	312,236	4.38%
Total interest-earning assets (8)	40,376,380	500,509	4.92%	40,127,836	478,053	4.78%	40,451,174	376,332	3.69%
Noninterest-earning assets (8)	4,464,939			4,500,288			4,534,539
Total Assets	$44,841,319			$44,628,124			$44,985,713

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts (8)	$18,291,300	$93,465	2.03%	$17,222,660	$65,717	1.53%	$17,503,416	$5,353	0.12%
Savings deposits	2,845,250	1,919	0.27%	3,031,153	1,951	0.26%	3,621,493	488	0.05%
Certificates and other time deposits	4,413,855	38,560	3.47%	4,328,388	33,119	3.07%	2,627,280	1,693	0.26%
Federal funds purchased	236,732	3,128	5.24%	215,085	2,690	5.02%	240,814	1,312	2.16%
Repurchase agreements	303,339	1,163	1.52%	330,118	845	1.03%	376,985	194	0.20%
Other borrowings	456,187	6,903	6.00%	865,770	11,988	5.55%	392,427	4,958	5.01%
Total interest-bearing liabilities (8)	26,546,663	145,138	2.17%	25,993,174	116,310	1.79%	24,762,415	13,998	0.22%
Noninterest-bearing liabilities ("Non-IBL") (8)	12,965,744			13,333,253			15,101,738
Shareholders' equity	5,328,912			5,301,697			5,121,560
Total Non-IBL and shareholders' equity	18,294,656			18,634,950			20,223,298
Total Liabilities and Shareholders' Equity	$44,841,319			$44,628,124			$44,985,713
Net Interest Income and Margin (Non-Tax Equivalent) (8)		$355,371	3.49%		$361,743	3.62%		$362,334	3.55%
Net Interest Margin (Tax Equivalent) (non-GAAP) (8)			3.50%			3.62%			3.58%
Total Deposit Cost (without Debt and Other Borrowings)			1.44%			1.11%			0.08%
Overall Cost of Funds (including Demand Deposits)			1.52%			1.23%			0.14%

Total Accretion on Acquired Loans (1)		$4,053			$5,481			$9,550
Tax Equivalent ("TE") Adjustment		$646			$698			$2,345
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $55.2 million as of September 30, 2023.

Noninterest Income and Expense

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(Dollars in thousands)	2023	2023	2023	2022	2022	2023	2022
Noninterest Income:
Fees on deposit accounts	$32,830	$33,101	$29,859	$33,612	$30,327	$95,790	$91,198
Mortgage banking income (loss)	2,478	4,354	4,332	(545)	2,262	11,164	18,336
Trust and investment services income	9,556	9,823	9,937	9,867	9,603	29,316	29,152
Securities gains, net	—	—	45	—	30	45	30
Correspondent banking and capital markets income (8)	24,808	27,734	21,956	16,760	20,552	74,498	76,150
Expense on centrally-cleared variation margin (8)	(11,892)	(8,547)	(8,362)	(8,451)	(4,125)	(28,801)	(5,705)
Total Correspondent banking and capital markets income (8)	12,916	19,187	13,594	8,309	16,427	45,697	70,445
Bank owned life insurance income	7,039	6,271	6,813	6,723	6,082	20,123	17,588
Other	8,029	4,478	6,775	5,426	8,322	19,282	19,106
Total Noninterest Income (8)	$72,848	$77,214	$71,355	$63,392	$73,053	$221,417	$245,855

Noninterest Expense:
Salaries and employee benefits	$146,146	$147,342	$144,060	$140,440	$139,554	$437,548	$414,264
Occupancy expense	22,251	22,196	21,533	22,412	22,490	65,980	67,089
Information services expense	21,428	21,119	19,925	19,847	20,714	62,472	59,854
OREO and loan related (income) expense	613	(14)	169	78	532	768	291
Business development and staff related	5,995	6,672	5,957	5,851	5,090	18,624	14,282
Amortization of intangibles	6,616	7,028	7,299	8,027	7,837	20,943	25,178
Professional fees	3,456	4,364	3,702	3,756	3,495	11,522	11,575
Supplies and printing expense	2,623	2,554	2,640	2,411	2,621	7,817	7,210
FDIC assessment and other regulatory charges	8,632	9,819	6,294	6,589	6,300	24,745	16,444
Advertising and marketing	3,009	1,521	2,118	2,669	2,170	6,648	6,219
Other operating expenses	17,273	18,217	17,396	15,877	15,951	52,886	48,451
Merger, branch consolidation and severance related expense	164	1,808	9,412	1,542	13,679	11,384	29,345
Total Noninterest Expense	$238,206	$242,626	$240,505	$229,499	$240,433	$721,337	$700,202

* During the first quarter of 2023, the Company recorded $8.1 million in severance payments, which are included in the Merger, branch consolidation and severance related expense in the table above.

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
LOAN PORTFOLIO	2023	2023	2023	2022	2022
Construction and land development * †	$2,776,241	$2,817,125	$2,749,290	$2,860,360	$2,550,552
Investor commercial real estate*	9,372,683	9,187,948	8,957,507	8,769,201	8,641,316
Commercial owner occupied real estate	5,539,097	5,585,951	5,522,514	5,460,193	5,426,216
Commercial and industrial	5,458,229	5,378,294	5,321,306	5,313,483	4,977,737
Consumer real estate *	7,608,145	7,275,495	6,860,831	6,475,210	5,977,120
Consumer/other	1,262,277	1,291,972	1,284,694	1,299,415	1,263,362
Total Loans	$32,016,672	$31,536,785	$30,696,142	$30,177,862	$28,836,303

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $863.1 million, $928.4 million, $893.7 million, $904.1 million, and $881.3 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
DEPOSITS	2023	2023	2023	2022	2022
Noninterest-bearing checking	$11,158,431	$11,489,483	$12,422,583	$13,168,656	$13,660,244
Interest-bearing checking	7,806,243	8,185,609	8,316,023	8,955,519	8,741,447
Savings	2,760,166	2,931,320	3,156,214	3,464,351	3,602,560
Money market (8)	10,756,431	9,710,032	8,388,275	8,342,111	8,369,826
Time deposits	4,453,927	4,425,434	4,118,497	2,419,986	2,535,712
Total Deposits (8)	$36,935,198	$36,741,878	$36,401,592	$36,350,623	$36,909,789

Core Deposits (excludes Time Deposits) (8)	$32,481,271	$32,316,444	$32,283,095	$33,930,637	$34,374,077

Asset Quality

	Ending Balance
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2023	2023	2023	2022	2022
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$105,856	$104,772	$68,176	$44,671	$34,374
Accruing loans past due 90 days or more	783	3,620	2,667	2,358	2,358
Non-acquired OREO and other nonperforming assets	449	227	186	245	114
Total non-acquired nonperforming assets	107,088	108,619	71,029	47,274	36,846
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	57,464	60,734	52,795	59,554	61,866
Accruing loans past due 90 days or more	1,821	571	983	1,992	1,430
Acquired OREO and other nonperforming assets	378	981	3,446	922	2,234
Total acquired nonperforming assets	59,663	62,286	57,224	62,468	65,530
Total nonperforming assets	$166,751	$170,905	$128,253	$109,742	$102,376

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2023	2023	2023	2022	2022
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.40%	1.36%	1.21%	1.18%	1.12%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.59%	1.56%	1.48%	1.40%	1.31%
Allowance for credit losses as a percentage of nonperforming loans	269.98%	251.86%	297.42%	328.29%	324.30%
Net charge-offs (recoveries) as a percentage of average loans (annualized)	0.16%	0.04%	0.01%	0.01%	(0.02)%
Total nonperforming assets as a percentage of total assets	0.37%	0.38%	0.29%	0.25%	0.23%
Nonperforming loans as a percentage of period end loans	0.52%	0.54%	0.41%	0.36%	0.35%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the third quarter of 2023:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 6/30/2023	$384,296	$43,096	$427,392	$63,399
Charge offs	(16,895)	—	(16,895)	—
Acquired charge offs	(445)	(630)	(1,075)	—
Recoveries	1,804	—	1,804	—
Acquired recoveries	802	2,167	2,969	—
Provision (recovery) for credit losses	40,288	(6,527)	33,761	(1,052)
Ending balance 9/30/2023	$409,850	$38,106	$447,956	$62,347

Period end loans	$30,845,129	$1,171,543	$32,016,672	N/A
Allowance for Credit Losses to Loans	1.33%	3.25%	1.40%	N/A
Unfunded commitments (off balance sheet) *				$9,279,535
Reserve to unfunded commitments (off balance sheet)				0.67%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its third quarter results at 9:00 a.m. Eastern Time on October 27, 2023.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of October 27, 2023 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Net income (GAAP)	$124,144	$123,447	$139,926	$143,502	$133,043
Provision for credit losses	32,709	38,389	33,091	47,142	23,876
Tax provision	33,160	34,495	39,096	39,253	38,035
Merger, branch consolidation and severance related expense	164	1,808	9,412	1,542	13,679
Securities gains	—	—	(45)	—	(30)
Pre-provision net revenue (PPNR) (Non-GAAP)	$190,177	$198,139	$221,480	$231,439	$208,603

Average asset balance (GAAP)	$44,841,319	$44,628,124	$44,104,478	$44,429,894	$44,985,713
PPNR ROAA	1.68%	1.78%	2.04%	2.07%	1.84%

Diluted weighted-average common shares outstanding	76,571	76,418	76,389	76,327	76,182
PPNR per weighted-average common shares outstanding	$2.48	$2.59	$2.90	$3.03	$2.74

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Net interest income (GAAP) (8)	$355,371	$361,743	$381,263	$396,004	$362,334
Less:
Total accretion on acquired loans	4,053	5,481	7,398	7,350	9,550
Core net interest income (Non-GAAP)	$351,318	$356,262	$373,865	$388,654	$352,784

NET INTEREST MARGIN ("NIM"), TAX EQUIVALENT (NON-GAAP)
Net interest income (GAAP) (8)	$355,371	$361,743	$381,263	$396,004	$362,334
Total average interest-earning assets (8)	40,376,380	40,127,836	39,409,340	39,655,736	40,451,174
NIM, non-tax equivalent (8)	3.49%	3.62%	3.92%	3.96%	3.55%

Tax equivalent adjustment (included in NIM, tax equivalent)	646	698	1,020	2,397	2,345
Net interest income, tax equivalent (Non-GAAP) (8)	$356,017	$362,441	$382,283	$398,401	$364,679
NIM, tax equivalent (Non-GAAP) (8)	3.50%	3.62%	3.93%	3.99%	3.58%

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2023	2023	2023	2022	2022	2023	2022
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$124,144	$123,447	$139,926	$143,502	$133,043	$387,517	$352,547
Securities gains, net of tax	—	—	(35)	—	(24)	(35)	(24)
PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	130	1,414	7,356	1,211	10,638	8,900	22,953
Adjusted net income (non-GAAP)	$124,274	$124,861	$147,247	$144,713	$143,657	$396,382	$388,968

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.63	$1.62	$1.84	$1.90	$1.76	$5.10	$4.75
Effect to adjust for securities gains	—	—	(0.00)	—	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.18
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.00	0.02	0.10	0.01	0.14	0.11	0.31
Adjusted net income per common share - Basic (non-GAAP)	$1.63	$1.64	$1.94	$1.91	$1.90	$5.21	$5.24

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.62	$1.62	$1.83	$1.88	$1.75	$5.07	$4.71
Effect to adjust for securities gains	—	—	(0.00)	—	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.18
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.00	0.01	0.10	0.02	0.14	0.12	0.31
Adjusted net income per common share - Diluted (non-GAAP)	$1.62	$1.63	$1.93	$1.90	$1.89	$5.19	$5.20

Adjusted Return on Average Assets (2)
Return on average assets (GAAP) (8)	1.10%	1.11%	1.29%	1.28%	1.17%	1.16%	1.06%
Effect to adjust for securities gains	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.04%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.00%	0.01%	0.06%	0.01%	0.10%	0.03%	0.07%
Adjusted return on average assets (non-GAAP) (8)	1.10%	1.12%	1.35%	1.29%	1.27%	1.19%	1.17%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.24%	9.34%	10.96%	11.41%	10.31%	9.83%	9.32%
Effect to adjust for securities gains	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.36%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.01%	0.11%	0.57%	0.09%	0.82%	0.23%	0.60%
Adjusted return on average common equity (non-GAAP)	9.25%	9.45%	11.53%	11.50%	11.13%	10.06%	10.28%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.24%	9.34%	10.96%	11.41%	10.31%	9.83%	9.32%
Effect to adjust for intangible assets	6.28%	6.47%	7.85%	8.76%	7.68%	6.84%	6.87%
Return on average tangible equity (non-GAAP)	15.52%	15.81%	18.81%	20.17%	17.99%	16.67%	16.19%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.24%	9.34%	10.96%	11.41%	10.31%	9.83%	9.32%
Effect to adjust for securities gains	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.36%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.01%	0.11%	0.58%	0.10%	0.82%	0.23%	0.61%
Effect to adjust for intangible assets	6.29%	6.53%	8.21%	8.82%	8.23%	6.97%	7.48%
Adjusted return on average common tangible equity (non-GAAP)	15.54%	15.98%	19.75%	20.33%	19.36%	17.03%	17.77%

Adjusted Efficiency Ratio (4)
Efficiency ratio	54.00%	53.59%	51.41%	47.96%	53.14%	52.98%	56.63%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	(0.04)%	(0.41)%	(2.07)%	(0.33)%	(3.12)%	(0.87)%	(2.46)%
Adjusted efficiency ratio	53.96%	53.18%	49.34%	47.63%	50.02%	52.11%	54.17%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$68.81	$69.61	$69.19	$67.04	$65.03
Effect to adjust for intangible assets	(26.55)	(26.65)	(26.79)	(26.95)	(27.06)
Tangible book value per common share (non-GAAP)	$42.26	$42.96	$42.40	$40.09	$37.97

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP) (8)	11.63%	11.77%	11.68%	11.56%	11.08%
Effect to adjust for intangible assets	(4.15)%	(4.16)%	(4.18)%	(4.31)%	(4.30)%
Tangible equity-to-tangible assets (non-GAAP) (8)	7.48%	7.61%	7.50%	7.25%	6.78%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $4.1 million, $5.5 million, $7.4 million, $7.3 million, and $9.6 million during the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation and severance related expense, and initial PCL on nonPCD loans and unfunded commitments from acquisitions. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation and severance related expense of $164,000, $1.8 million, $9.4 million, $1.5 million, and $13.7 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively; (b) net securities gains of $45,000 and $30,000 for the quarters ended March 31, 2023 and September 30, 2022, respectively.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation and severance related expense and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $6.6 million, $7.0 million, $7.3 million, $8.0 million, and $7.8 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	September 30, 2023 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	During the fourth quarter of 2022, the Company determined the variation margin payments for its interest rate swaps centrally cleared through London Clearing House ("LCH") and Chicago Mercantile Exchange ("CME") met the legal characteristics of daily settlements of the derivatives rather than collateral. As a result, the variation margin payment and the related derivative instruments are considered a single unit of account for accounting and financial reporting purposes. Depending on the net position, the fair value of the single unit of account is reported in other assets or other liabilities on the consolidated balance sheets, as opposed to interest-earning deposits or interest-bearing deposits. In addition, the expense or income attributable to the variation margin payments for the centrally cleared swaps is reported in noninterest income, specifically within correspondent and capital markets income, as opposed to interest income or interest expense. The daily settlement of the derivative exposure does not change or reset the contractual terms of the instrument. The table below discloses the net change in all the balance sheet and income statement line items, as well as performance metrics, impacted by the correction from collateralize-to-market to settle-to-market accounting treatment for prior periods. There was no impact to net income or equity as previously reported.

	Three Months Ended	Nine Months Ended
(Dollars in thousands)	Sep. 30,	Sep. 30,
INCOME STATEMENT	2022	2022
Interest income:
Effect to interest income on federal funds sold and interest-earning
deposits with banks	$1,522	$2,203
Interest expense:
Effect to interest expense on money market deposits	(2,603)	(3,502)
Net interest income:
Net effect to net interest income	$4,125	$5,705
Noninterest Income:
Effect to correspondent banking and capital market income	$(4,125)	$(5,705)

BALANCE SHEET
Assets:
Effect to federal funds sold and interest-earning deposits with banks	$114,514
Effect to other assets	(870,746)
Net effect to total assets	$(756,232)

Liabilities:
Effect to money market deposits	$(756,232)
Net effect to total liabilities	$(756,232)

AVERAGE BALANCES
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	$210,108
Noninterest-earning assets:
Effect to noninterest-earning assets	(569,329)
Net effect to total average assets	$(359,221)
Interest-bearing liabilities:
Effect to transaction and money market accounts	$(359,221)
Net effect to total average liabilities	$(359,221)

	Three Months Ended	Nine Months Ended
	Sep. 30,	Sep. 30,
YIELD ANALYSIS	2022	2022
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	0.05%
Effect to total interest-earning assets	(0.01)%
Interest-bearing liabilities:
Effect to transaction and money market accounts	(0.06)%
Effect to total interest-bearing liabilities	(0.04)%

Net effect to NIM	0.02%
Net effect to NIM, TE (non-GAAP)	0.03%

PERFORMANCE RATIOS
Effect to return on average assets (annualized)	0.01%	0.01%
Effect to adjusted return on average assets (annualized) (non-GAAP) (2)	0.01%	0.01%

Effect to equity-to-assets	0.2%
Effect to tangible equity-to-tangible assets (non-GAAP) (3)	0.1%
Effect to Tier 1 leverage	0.1%
Effect to Tier 1 common equity	0.0%
Effect to Tier 1 risk-based capital	0.0%
Effect to Total risk-based capital	0.1%

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including to efficiencies and the control environment due to the changing work environment; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (15) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (16) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (17) transaction risk arising from problems with service or product delivery; (18) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (19) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices; (20) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (21) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (22) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (23) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently passed state legislation and  proposed federal and state regulatory guidance and regulation relating to climate change; (24) greater than expected noninterest expenses; (25) excessive loan losses; (26) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (27) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs and other deposit products; (28) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (29) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (30) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (31) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (32) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (33) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.